Fees Summary	Jul. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 52,365,784.43
Previously Paid Amount	0
Total Fee Amount	8,017.20
Total Offset Amount	0
Net Fee	$ 8,017.20